Exhibit 10.1
SETTLEMENT AGREEMENT
THIS Settlement Agreement (this “Agreement”) is made as of May 28, 2010 (the “Effective Date”) between NNN EXECUTIVE CENTER 2003, LP (“Borrower”) and the Ivan Halaj and Vilma Halaj Inter Vivos Trust under restated Inter Vivos Trust Agreement Dated January 17, 1995 (also known as the Ivan Halaj and Vilma Halaj Inter Vivos Trust dated June 16, 1980 as restated on January 17, 1995) (“Lender”).
BACKGROUND
A.
Borrower and Lender are parties to a certain non-recourse loan in the outstanding principal amount of $5,000,000.00, but amended to be $4,500,000.00 (the “Loan”), which loan is evidenced by a promissory note (the “Note”) dated September 15, 2005, and which is secured by, among other things, a deed of trust and security agreement (the “Deed of Trust”) dated September 15, 2005 granting Ticor Title Company, trustee for the benefit of Lender, a first lien on the property located in Dallas, Texas, known as Executive Center I, more particularly described on Exhibit A (the “Property”), and which is guaranteed by a certain indemnity and guaranty agreement (the “Guaranty”) dated September 15, 2005 by Borrower, NNN 2003 Value Fund, LLC and NNN Executive Center 2003 GP (“Indemnitor”), as amended by amendment letter dated as of September 23, 2008 (the “Amendment”) (the Note, Deed of Trust, Guaranty, Amendment, and other security instruments are, collectively, the “Loan Documents”).

B.
The Loan matured October 1, 2009. Lender has forborne to exercise its remedies under the Loan Documents, and now agrees to (i) accept a deed-in-lieu of foreclosure from Borrower conveying record and beneficial title to the Property to Lender in complete cancellation and extinguishment of the Note and all other indebtedness secured by the Loan Documents, and (ii) release Borrower and Indemnitor from all liability and obligations arising out of the Loan Documents, all on the terms and conditions set forth in this Agreement.

SUBJECT, THEREFORE, to the terms and conditions of this Agreement, Lender and Borrower agree as follows:
I. Deed in Lieu of Foreclosure
1. Deed in Lieu of Foreclosure. Lender agrees to accept a special warranty deed in lieu of foreclosure of its interest in the Property, in the form attached to this Agreement as Exhibit B (the “Deed”). Lender hereby authorizes Borrower to record the Deed (or cause it to be recorded) in the official records of Dallas County, Texas, and agrees to accept the recording thereof as delivery of the Deed to Lender, time being of the essence. Recording of the Deed and the Assignment and deliver of the other documents and property described in this paragraph constitute “Closing”. Borrower shall transfer title to the Property in AS IS, WHERE IS condition, without any representations or warranties, express or implied, as to habitability, suitability for a particular purpose, the economic or legal condition of the Property, or any other representation or warranty, except as expressly contained in this Agreement, and Lender waives any claims pertaining thereto. In addition to the Deed, Borrower will deliver an assignment of leases, contracts, and personal property, assigning to Lender, without warranty, all of Borrower’s right title and interest in and to all tenant leases, personal property belonging to Borrower and located on and used in the operation of the Property, and all service contracts affecting the Property (the “Assignment”) in the form attached to this Agreement as Exhibit C (the “Assignment”), and a certificate that Borrower is not a foreign person in the form attached to this Agreement as Exhibit D (the “FIRPTA Certificate”) (the Deed, the Assignment and the FIRPTA Certificate are collectively the “Conveyance Documents”), and will transfer to Lender all tenant security deposits in Borrower’s possession. Lenders acceptance of the Conveyance Documents shall constitute lender’s assumption of all rights and obligations of Borrower under the documents and instruments assigned to Lender by the Assignment. Borrower may notify tenants of the Property that Lender has assumed the obligations of landlord under the tenant leases, including obligation with respect to security deposits.
2. Satisfaction of Liability. At Closing, Lender will, subject to the conditions herein set forth, accept the Conveyance Documents in full cancellation and extinguishment of the indebtedness of Borrower and Indemnitor.
3. Possession at Closing. Contemporaneously with recording of the Deed, Borrower will deliver possession of the Property to Lender, and shall turn over all keys to the Property in its possession, all leasing files, and copies of all contracts which are still in force and affecting the Property.

4. Absolute Conveyance. Borrower and Indemnitor acknowledge and agree that the conveyance of the Property to Lender at Closing, according to the terms and conditions of this Agreement, is an absolute conveyance of all of the right, title and interest in and to the Property and was not and is not now intended as a deed of trust, mortgage, trust conveyance, or other security agreement of any nature whatsoever, and that neither Borrower nor Indemnitor have any further interest (including specifically, but without implied limitation, any rights of redemption) or claims in and to the Property or to the rents, issues or profits and other proceeds that may be derived therefrom, of any kind whatsoever.
5. Merger Not Intended. The Conveyance Documents, and the conveyances to be made thereby, are being executed, delivered and accepted in lieu of foreclosure, and shall be interpreted and construed as a foreclosure of Lender’s liens and as an absolute conveyance to Lender of all right, title and interest in the Property. However, the priority of Lender’s liens is intended to be and shall remain in full force and effect and nothing herein or in any instruments executed in connection herewith shall be construed to subordinate the priority of the Liens to any other liens or encumbrances whatsoever.
II. Covenants, Representations and Warranties.
1. Ad Valorem Taxes. Borrower has not paid ad valorem taxes for 2009, and Lender acknowledges and agrees that it shall acquire title subject to the lien of ad valorem property taxes for 2009 and subsequent years, and agrees to pay same.
2. Negative Covenants. Borrower will not convey or remove from the Property, or from any other location where now located, any of the personal property or other intangible properties being conveyed under the Assignment at Closing.
3. Organization, Power and Authority. Borrower is a limited partnership duly organized, validly existing and in good standing in the State of Texas. Borrower has the partnership power and authority to execute and deliver this Agreement and each of the other documents and instruments to which it is a party and to consummate the transactions and perform its obligations contemplated hereby and thereby. The person or persons executing this Agreement on behalf of Borrower is duly authorized to do so.
4. Litigation. There are no pending or, to the Knowledge of Borrower, threatened actions, suits or proceedings before or by any court or administrative agency which are likely in any case or in the aggregate to adversely affect the consummation of the transactions contemplated hereby. “Knowledge” means the knowledge of Borrower, based solely on the current, actual knowledge of Borrower’s asset manager, without duty of inquiry.
5. Pre-Closing Claims. Borrower shall operate and maintain the Property in the ordinary course of business through the Closing, to the extent that funds from the Property are available therefore, and Lender acknowledges and agrees that it will take title to the Property at Closing subject to, any unpaid claims for which Borrower is not otherwise responsible under this Agreement. From and after the Closing, Borrower shall have no further rights, duties, or obligations with respect to the management and leasing of the Property.
6. Lender Representations and Warranties. The Trust has been revoked by the settlers thereof, and, in accordance with the provisions of the Trust Agreement and the California Probate code, Trustee has authority to wind up the affairs of the Trust, including the execution and delivery of this Agreement and each of the other documents and instruments to which Lender is a party and the consummation of the transactions and performance of the Lender’s obligations contemplated hereby and thereby. Ivan Halaj is the sole Trustee of the Trust. Trustee is duly authorized to execute and act on behalf of the Trust without the joinder of any other person or party, and without obtaining any governmental, judicial, or other approval or consent that has not already been obtained. Lender’s interest in the Note and the other Loan Documents has not been transferred, sold, conveyed, or otherwise disposed of, and no ther person or entity has any rights under the Loan Documents arising by, through or under Lender.
III. Releases
1. Release. In consideration of Borrower’s willingness to voluntarily convey the Property to Lender in lieu of foreclosure, except as expressly set forth in this Agreement to the contrary and except for any claims arising under the express representations, warranties or covenants of Borrower under this Agreement, Lender for itself and its trustees, beneficiaries, agents, affiliates, heirs, successors and assigns, hereby releases and forever discharges Borrower and Indemnitor, and any party related to or affiliated with Borrower and Indemnitor and their respective successors and assigns (the “Borrower Related Parties”) from and against any and all claims at law or equity which Lender or any party related to or affiliated with Lender and their respective successors and assigns (each a “Lender Related Party”), whether known or unknown at the time of this Agreement, which Lender or a Lender Related Party had, has or may have in the future, arising from or related to any matter or thing relating to or in connection with the Loan, including but not limited to, the documents and information referred to in this Agreement, tenant leases and the tenants, the Loan, any agreements related to or affecting the tenant leases, the tenants, the Property, or the Loan, any construction defects, errors or omissions in the design or construction and arising out of the physical, environmental, economic or legal condition of the Property, including, without limitation, any claim for indemnification or contribution arising under the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601, et. seq.) or any similar federal, state or local statute, rule or ordinance relating to liability of property owners or operators for environmental matters (collectively, “Claims”). For the foregoing purposes, Lender hereby specifically waives the provisions of Section 1542 of the California Civil Code and any similar law of any other state, territory or jurisdiction, including the State of Texas. Section 1542 provides:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.
LENDER HEREBY SPECIFICALLY ACKNOWLEDGES THAT LENDER HAS CAREFULLY REVIEWED THIS SUBSECTION AND DISCUSSED ITS IMPORT WITH LEGAL COUNSEL AND THAT THE PROVISIONS OF THIS SUBSECTION ARE A MATERIAL PART OF THIS AGREEMENT.
INITIALS ON BEHALF OF LENDER:
The execution of this Agreement is a full and final release of all Claims against the Borrower, Indemnitor and the Borrower Related Parties, except for those arising out of the breach or default by Borrower of this Agreement. The recording of the Deed shall constitute a full and final release by Lender of all Claims. Lender represents and warrants that Lender is the current legal and beneficial owners of all Claims, if any, released hereby and has not assigned, pledged or contracted to assign or pledge any such Claim to any other person. This Release shall be binding upon Lender and its successors, legal representatives and assigns. The provisions of this Section III 1 shall survive the Sale Closing and the Closing.
2. Release of Lender. In consideration of the performance by Lender of the terms of this Agreement, Borrower and Indemnitor hereby release and forever discharge the Lender and the Lender Related Parties from all Claims, except Claims arising out of the breach or default by Lender of this Agreement. Borrower and Indemnitor hereby represent and warrant that they are the current legal and beneficial owners of all Claims, if any, released hereby and have not assigned, pledged or contracted to assign or pledge any such Claim to any other person. This Release shall be binding upon Borrower and its successors, legal representatives and assigns. The provisions of this Section III.2 shall survive the Closing.
IV. Miscellaneous
1. Entire Agreement. This Agreement contains the entire agreement between the parties relating to the transaction contemplated hereby. All prior or contemporaneous agreements, understandings, representations and statements, whether written or oral, are merged herein. This Agreement shall be binding upon Borrower and Lender and their respective successors, legal representatives and assigns.
2. Notices. All notices, demands and requests given or required to be given by any party to this Agreement are to be in writing and will be sent by U.S. certified mail, return receipt requested, or by overnight courier service, to the address set forth below:

If to Borrower:	NNN Executive Center 2003, LP c/o Grubb & Ellis Realty Investors, LLC 1551 N. Tustin Ave., Suite 300 Santa Ana, CA 92705 Attn: Shaun Ghotbi

With copy to:	Grubb & Ellis Realty Investors, LLC 1551 N. Tustin Ave., Suite 300 Santa Ana, CA 92705 Attn: Legal Department

If to Indemnitor:	NNN Executive Center 2003 GP, LLC c/o Grubb & Ellis Realty Investors, LLC 1551 N. Tustin Ave., Suite 300 Santa Ana, CA 92705 Attn: Legal Department

If to Lender:	c/o Steven and Ivan Halaj 6341 Via Colinita Rancho Palos Verdes, CA 90275
or in any case to such other address or addresses as hereafter shall be furnished as provided in this Section by any of the parties hereto to all other parties. Notices, demands and requests given in the aforesaid manner will be deemed given for all purposes hereunder at the time such shall be deposited in any post office, or upon delivery to an overnight courier service.
3. Exhibits. All exhibits attached hereto are incorporated in and made a part of this Agreement as if set forth in full herein.
4. Governing Law. This Agreement shall be construed in accordance with the applicable laws of the state of Texas and applicable federal law.
5. Counterparts. This Agreement may be executed in counterparts, and may be delivered by means of electronic transmission, which delivery shall be effective as the delivery of original signatures for all purposes.
[Signatures follow]

EXECUTED as of the day and year first above written.

BORROWER:

NNN EXECUTIVE CENTER 2003, LP
a Texas limited partnership

By: NNN Executive Center 2003 GP, LLC
a Virginia limited liability company
its General Partner

By: Grubb & Ellis Realty Investors, LLC
a Virginia limited liability company
its Manager

By:	/s/ Jeffrey T. Hanson
	Name:	Jeffrey T. Hanson
	Title:	Chief Investment Officer
	Date:	May 27, 2010

INDEMNITOR NNN EXECUTIVE CENTER 2003 GP, LLC a Virginia limited liability company By: Grubb & Ellis Realty Investors, LLC a Virginia limited liability company its Manager
By:	/s/ Jeffrey T. Hanson
	Name:	Jeffrey T. Hanson
	Title:	Chief Investment Officer
	Date:	May 27, 2010

NNN 2003 VALUE FUND, LLC, a Delaware limited liability company
By:	/s/ Kent Peters
	Name:	Kent Peters
	Title:	Chief Executive Officer
	Date:	May 27, 2010

NNN EXECUTIVE CENTER 2003, LP
a Virginia limited liability company

By: NNN Executive Center 2003 GP, LLC
a Virginia limited liability company
its General Partner

By: Grubb & Ellis Realty Investors, LLC
a Virginia limited liability company
its Manager

By:	/s/ Jeffrey T. Hanson
	Name:	Jeffrey T. Hanson
	Title:	Chief Investment Officer
	Date:	May 27, 2010

LENDER:

IVAN HALAJ AND VILMA HALAJ INTER VIVOS TRUST UNDER RESTATED INTER VIVOS TRUST AGREEMENT DATED JANUARY 17, 1995 (a/k/a Ivan Halaj and Vilma Halaj Inter Vivos Trust dated June 16, 1980 as restated on January 17, 1995)

By:	/s/ Ivan Halaj, Trustee
Ivan Halaj, Trustee
	Date:	May 25, 2010